SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549


                             FORM 8-K


                          CURRENT REPORT


                Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934


               Date of Report:  September 11, 1995


                   READING & BATES CORPORATION
      (Exact name of registrant as specified in its charter)


         Delaware          1-5587               73-0642271
    (State or other     (Commission         (I.R.S. Employer
    jurisdiction of      File Number)       Identification No.)
    incorporation)

         901 Threadneedle, Suite 200, Houston, TX   77079
      (Address of principal executive offices)   (Zip Code)


  Registrant's telephone number, including area code (713) 496-5000


  Item 7. Financial Statements and Exhibits

         (c)  Exhibits

                   Exhibit 99 - Press Release dated September 11, 1995
                                - Purchase  of   the   semisubmersible
                                drilling unit FPS "EDDIE DELAHOUSSAYE"
                                (ex "Treasure Driller").


                            SIGNATURE


  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.


                                READING & BATES CORPORATION


                                By  /s/T. W. Nagle
                                    -----------------------
                                    T. W. Nagle
                                    Vice President &
                                    Chief Financial Officer

  Dated: September 11, 1995